                                                                                Exhibit 10.44
SECOND AMMENDMENT TO TRIPLE
NET LEASE

WHEREAS, CORDOVA ASSOCIATES, LLC, a Florida Limited Liability Company (“Lessor”), and NT CORPORATION, a Delaware Corporation (“Lessee”), entered into a Triple Net Commercial Lease (“Lease”) dated September 7, 2000; and

WHEREAS, Lessor and Lessee entered into an Amendment to the Lease dated November 28, 2001 (“First Amendment”); and

WHEREAS, Lessor and Lessee desire to amend certain terms of said Lease and the First Amendment by this Second Amendment To Triple Net Lease (“Second Amendment”); it is therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, agreed as follows:

1.
Floor two was to be leased under the First Amendment effective December 21, 2001. This date has now been changed to August 1, 2002. Rent paid through July 31, 2002, is rent for floor one. Lessee will vacate floor one as of August 1, 2002. This lease of floor two shall be deemed to be the second year of the Lease and the rent will change on August 1, 2005. The last three years of the lease term of floor two are terminated and the lease of floor two shall terminate on August 1, 2012.

2.	Paragraph 3 of the First Amendment is amended to state that the option to lease is for 120 months instead of 156 months.
3.	Lessee shall pay to Lessor at the time of the execution of this Second Amendment an administration fee in the amount of Ten Thousand Dollars ($10,000.00) for the execution of this Second Amendment.
4.	Except as amended herein, the Lease and First Amendment remain unchanged and in full force and effect.
Executed this 21 day of October, 2002.

Witness Print Name Susan Forehand Witness Print Name Merrith Wilconsin Witness Print Name Susan Forehand Witness Print Name Merrith Wilconsin	LESSOR: CORDOVA ASSOCIATES, LLC. By: /s/ Matthew W. Durney Matthew W. Durney Managing Member LESSEE: NT CORPORATION By: /s/ Danyelle Kennedy Danyelle Kennedy, CFO and Secretary

STATE OF FLORIDA
COUNTY OF ESCAMBIA

The foregoing instrument was acknowledged before me this 21st day of October, 2002, by Matthew W. Durney, as its Managing Member of CORDOVA ASSOCIATES, LLC, who ( ) is personally known to me or ( ) has produced a driver’s license as identification and has not taken an oath.

                                                                                              /s/ Susan Forehand
NOTARY PUBLIC-STATE OF FLORIDA
Commission No.: DD083341
Expiration Date:  2-6-06

STATE OF FLORIDA
COUNTY OF ESCAMBIA

The foregoing instrument was acknowledged before me this 21st day of October, 2002, by Ray D. Russenberger, as President of NT CORPORATION, who ( ) is personally known to me or ( ) has produced a driver’s license as identification and has not taken an oath.

                                         /s/ Susan Forehand
NOTARY PUBLIC-STATE OF FLORIDA
Commission No.: DD083341
Expiration Date:  2-6-06